SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 7, 1998



                            THE INTERLAKE CORPORATION
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)

                1-9149                                   36-3428543
  (Commission File Number)                 (I.R.S. Employer Identification No.)

  550 Warrenville Road, Lisle, Illinois                   60532-4387
  (Address of principal executive offices)                (Zip Code)

       Registrant's telephone number, including area code: (630) 852-8800

                                      N.A.
          (Former name or former address, if changed since last report)



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Item 5.  Other Events.

                  GKN plc and The Interlake Corporation (the "Company") announced on December 7, 1998 that the Company and GKN North America Incorporated have entered into a definitive merger agreement which contemplates the acquisition by GKN North America Incorporated of all the outstanding capital stock of the Company through a cash tender offer and subsequent merger.

                  The Company incorporates into this Current Report on Form 8-K additional information concerning the above transactions set forth in (i) the press release of the Company dated December 7, 1998 and (ii) the Agreement and Plan of Merger dated as of December 5, 1998 (the "Merger Agreement") among GKN North America Incorporated, GKN North America Manufacturing Inc. and the Company, copies of which are attached hereto as Exhibits 99.1 and 99.2, respectively.

                  On December 4, 1998, the Board of Directors of the Company approved an Amendment (the "Amendment") dated as of December 5, 1998 to the Rights Agreement (the "Rights Agreement") dated as of January 26, 1989 as amended, between the Company and The First National Bank of Chicago, as Rights Agent. The Amendment made the provisions of the Rights Agreement inapplicable to the tender offer and the other transactions contemplated by the Merger Agreement, and provides that the Rights Agreement will expire on the earliest of
(i) June 30, 1999, (ii) the time at which the Rights are redeemed pursuant to the Rights Agreement and (iii) immediately prior to the Effective Time (as defined in the Merger Agreement).

                  The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Amendment, which is attached as
Exhibit 4.1 to the Company's Registration Statment on form 8-A/A dated December 7, 1998, and is incorporated herein by reference. Copies of the Rights Agreement are available free of charge from the Company.

Item 7.  Financial Statements and Exhibits.

                  (c) Exhibits

                  4.1 Amendment dated as of December 5, 1998 to the Rights Agreement dated as of January 26, 1989, as amended, between the Company and The First National Bank of Chicago, as Rights Agent, incorporated by reference to Exhibit 4.1 of the Company's Registration Statement on Form 8-A/A dated December 7, 1998.

                  99.1     Press Release of the Company dated December 7, 1998.

                  99.2 Agreement and Plan of Merger dated as of December 5, 1998 among GKN North America Incorporated, GKN North America Manufacturing Inc. and the Company.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         THE INTERLAKE CORPORATION



Date: December 7, 1998                   By:/s/   Stephen R. Smith
                                            -----------------------------------
                                                  Stephen R. Smith
                                                  Vice President, Secretary and
                                                  General Counsel